February 9, 2010

DREYFUS MONEY MARKET INSTRUMENTS, INC.
-Government Securities Series

Supplement to the Prospectus
Dated May 1, 2009

     The following information supplements and should be read in conjunction with the section of the Fund’s Prospectus entitled “Goal/Approach.”

The Government Securities Series invests short-term securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, and repurchase agreements, including tri-party repurchase agreements. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.